MPC Corporation
(Amex: MPZ)

Investor Presentation
 December 2007

Exhibit 99.1

Forward-Looking Statements

Any statements in this presentation, other than statements of historical fact, are forward-looking statements.  Forward-looking statements are based on current management expectations and assumptions.  However, there is no assurance that such expectations will occur or that the assumptions will prove accurate.  Our actual future performance could differ materially from the forward-looking statements.  Forward-looking statements in this presentation include statements with respect to the potential future benefits of the acquisition in October 2007of Gateway's "Professional" Business Unit.
Statements in this presentation with respect to possible future performance of the combined company are also forward-looking statements.  The combined company could fail to achieve projected revenue, margin
and other financial performance measures.   The combined company faces significant risks and
uncertainties, including the ability to retain customers and employees, retention of vendor support in funding the combined operation, the ability to transition product lines, the ability to effectively combine management teams, and the ability to obtain required intellectual property licenses on terms acceptable to the combined company or at all.  Investors are encouraged to carefully review MPC's risk factors set forth in its most recent Form 10-KSB and Form 10-Q filed with the Securities and Exchange
Commission.  Except as required by law, we are not obligated to provide or release publicly any revisions to these forward-looking statements that might reflect events or circumstances occurring after the date of this presentation or those that might reflect the occurrence of unanticipated events.

MPZ Stock Summary

Symbol                                                                                                                        AMEX: MPZ

Recent price                                                                                                  $0.80

Avg volume/day                                                                                    62,000

52-week range                                                                                          $0.60 - $2.00

Shares outstanding                                                                         34 million

Market cap                                                                                                        $27 million

MPC – Historical Snapshot

1991-2001:                    Company sells PCs direct to end-users (primarily
consumers) under “Micron” brand. Goes public in
1995; sales peak at $1.5 billion in 1997.

2001-2005:                    Company taken private by financial investor Gores
Technology Group.  Strategic focus shifts to
government, education & business.  Name changed
to “MPC Computers.”

2005 - 2006:               MPC acquired by HyperSpace Communications (now
MPC Corp).  Management refinances company and
restructures expenses.

Oct. 2007:                   MPC acquires Gateway’s Professional business,
becoming the only top-10 US PC vendor focused
exclusively on “Pro” market.

Management Team

CEO John Yeros – Wall Street experience at Merrill Lynch; founder of
Medix Resources & HyperSpace Communications

COO Jeff Fillmore – 11 yrs experience at MPC, incl. service, purchasing
& manufacturing.  Previously with Union Pacific Railroad.

CFO Curtis Akey – 18 yrs experience in finance & accounting, including investment banking and prior financial management roles

CMO Ross Ely – 10 yrs experience in sales/marketing at MPC.  Previous marketing positions with Apple and AMD

Today’s MPC

Increased scale - pro forma revenue of approximately $930
million and 1,200 employees

Only top-ten PC vendor with exclusive focus on mid-size
business, government agencies & education organizations -- a
$20 billion market

Complete line of branded desktop PCs, notebook PCs, servers
& storage products

Acer (2353.TW), the world’s 3rd largest PC computer company, is now MPC’s largest shareholder

Strategic relationship with Flextronics (Nasdaq: FLEX)
announced on Dec. 5, 2007

Combining the Strengths of Each

  Products

  Scale

Lean but effective operating
model for:

   Service & support

   IT

   Corporate overhead

         A combined company with:

       The size to be relevant in the industry

       A complete product line for Pro customers

       Scale to drive price-competitiveness

Acer Relationship

Acer is the world’s 3rd largest PC company

Revenues of over $12 billion

Operates in over 100 countries

Acer is now a 17% owner of MPC

Acer is already assisting MPC with supply chain management

Extended credit lines with key suppliers

Lower component costs using Acer’s scale In certain instances

Expecting more strategic benefits as a result of this
relationship

Flextronics Relationship

Flextronics is one of the world’s largest electronics manufacturing services (EMS) providers

Revenues of over $30 billion

Operates in over 20 countries

Over 3,500 design engineers

In the process of purchasing Arima, a major Far East notebook ODM

MPC announced a strategic relationship with Flextronics Computing on Dec 5, 2007

Flex is already assisting MPC with supply chain management and materials procurement

Now consulting to us in relation to the former Gateway plant in Nashville, TN

Flex has also extended a $15 million line of credit to MPC

Investment Highlights

US PC vendor focused exclusively on underserved Pro segment of the market

Recognized for reliable, high-touch customer service and personalized attention valued by Pro customers

Balanced mix of education, commercial & government customers

Complete product offering features high-margin storage products

Business model designed to drive profitability in 2008

Available working capital to support execution of business plan

INCREASED SCALE + GREATER EFFICIENCIES PUTTING
MPC ON  PATH TO PROFITABILITY FOR 2008

Overview of Pro PC Market

Dell

49%

HP

22%

Lenovo

9%

Other

9%

MPC

Market share

6%

Apple

5%

US PC vendor market share among government, education & commercial customers
Total market size is $20 B

Competitive Data Source:     IDC Market Research, 2006

MPC Data Source:                           MPC, Gateway Internal Data

Gartner Magic Quadrant for Desktop PCs

Gartner “Magic Quadrant” for Desktop PCs

MPC Value Proposition

High-level service delivery that sustains customer loyalty

US-based, high-quality tech support

Stable, dedicated account management

Custom configuration and software image loads

Lower total cost of ownership for overall PC investment

Understand IT needs in mid-sized commercial, government and
education segments

Products customized to the needs of customers in professional enterprise IT environments

Case Study

Major US Federal Government Agency

Roll Out of over 11,500 PCs

6 sites in 3 states over 60 days

Coordinated rollout to reduce end-user downtime during peak
hours of operation

Pre-staged /warehoused new systems prior to deploying to the sites

De-installation of legacy equipment

Assisted in disposition of legacy equipment via recyclers/
resellers

Recorded asset information for new and de-installed equipment

Diverse MPC Customer Base

Expanded MPC customer
base is diverse and balanced

Over 8,900 commercial
customers

Over 16,800 state/local
government and education
customers

Every cabinet-level agency of
the US federal government

Less price-sensitive market
segments

K-12

23%

Higher Ed

18%

Federal

16%

Business

26%

State/Local

17%

Recent Customer News

MPC reseller wins exclusive contract with US Coast Guard for desktop and notebook PCs

Contract is worth over $100 million over five years

At the Coast Guard’s request, the reseller is fulfilling 100% of the orders with MPC systems

MPC/Gateway ranked #1 by TBR in notebook customer
satisfaction in Q3 2007

Fourth consecutive quarter of #1 ranking

Outscored Dell, HP, Lenovo and Toshiba

“MPC/Gateway demonstrates how customer service quality can
consistently drive a #1 ranking placement”

Based on interviews with 755 enterprise IT managers (about 150 from each vendor)

Leading Product Portfolio

Complete line of high-
quality desktop & notebook
PCs, servers & storage
products

Industry leaders:  tablet
PCs, all-in-one desktop PCs,
iSCSI SAN appliances

Desktop

43%

Notebook

27%

3rd-Party

Products

16%

Server/

Storage

4%

Services

10%

Strategic Imperatives

Retain and grow large installed base of MPC and Gateway
customers

Build MPC brand awareness

Increase mix of higher-margin enterprise products (servers and storage)

Support from recent and upcoming product introductions

Leverage scale and Flex, Acer relationships to reduce material and manufacturing  costs

Apply MPC’s low-overhead expense model to larger combined
MPC-Gateway business

Opening Balance Sheet

Note: For a full description of assumptions and accounting policies, refer to MPC’s Form 8-K/A filing, filed December 10, 2007.

For 120 days, Acer provides support in certain key areas of IT,
Operations, S&S and Finance

Includes buy/sell support with Asian ODMs

Saves capital expenditures and costs to MPC which would be
incurred in an immediate cutover

The total transition period cost is ~$6.5mm

MPC blocks receivables in dollar amount equal to the Acer
payable

Ongoing Support from Acer

Wells Fargo Relationship

Asset Purchase Facility

Wells advances 90% of the invoice value on
acceptable customer base – significant availability

Rate

Competitive with an asset-based lending facility
(Prime +0.5%)

Tied to availability, no line size, no covenants

Expanded for the Pro acquisition

Financial Forecast–General Assumptions*

Stable economic activity in the US and our industry

Effective integration/combination of Pro and MPC management
teams and data transfer into IT Systems

Ongoing vendor relationships and improvement in credit

Successful integration of sales efforts and product lines

Full integration of customer care and support, and G&A
functions

Adequate management of warranty obligations

Retention of a number of Pro customers while building the MPC brand name

* For a full description of assumptions and accounting policies, and results of our analysis, refer to MPC’s Form 8-K/A filing, filed December 10, 2007.

Financial Forecast

Financial Forecast

Q&A